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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: January 20, 2005


                             UnionBanCal Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                     001-15081                    94-1234979
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On January 20, 2005, the Company issued a press release concerning earnings for the fourth quarter of 2004, a copy of which is furnished herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits:


     Exhibit No.             Description
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        99.1                 Press release dated January 20, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 20, 2005

                                                   UNIONBANCAL CORPORATION


                                                   By: /S/ DAVID I. MATSON
                                                       -------------------------
                                                       David I. Matson
                                                       Chief Financial Officer
                                                       (Duly Authorized Officer)

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                                  EXHIBIT INDEX

     Exhibit No.             Description
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        99.1                 Press release dated January 20, 2005.